                                                                    Exhibit 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that he is a Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf o the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of January 1, 2001 between the Company and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2002-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 6.02 of the Agreement be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 19/th/ day of April, 2002.


                                      CONSECO FINANCE CORP




                                      BY:  /s/ Keith Anderson
                                           ------------------------------------
                                           Keith Anderson
                                           Senior Vice President and Treasurer

                                                                  [CONSECO LOGO]


                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that he is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2002-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 2002 to March 31, 2002 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 19th day of April 2002.

                                          CONSECO FINANCE CORP.




                                          BY: /s/Keith Anderson
                                             -----------------------
                                             Keith Anderson
                                             Chief Financial Officer

                                                                          [LOGO]
                                                                      Conseco(R)

                                                CERTIFICATES FOR CONSECO FINANCE
                                                  HOME LOAN GRANTOR TRUST 2002-A
                                               MONTHLY REPORT:        March 2002
                                                 Payment Date:         4/15/2002
                                                Trust Account:        33-39998-0

Amount Available (including Monthly Servicing Fee)                                                 $     13,651,726.06
                                                                                                    -------------------

     1 Monthly Servicing Fee                                                            0.750%     $        205,390.99
                                                                                                    -------------------
     2 Trustee Fee                                                                      0.005%     $          1,369.27
                                                                                                    -------------------
     3 Backup Servicing Fee, if any                                                     0.050%     $         13,692.73
                                                                                                    -------------------
     4 Weighted Average Loan Rate                                                                             12.68372%
                                                                                                    -------------------

Class A Certificates

     5 Class A Certificate Principal Balance as of Previous Payment Date                           $    325,356,268.53
                                                                                                    -------------------

     6 Class A Pass-Through Rate                                                                              11.88372%
                                                                                                    -------------------

     7 Class A Certificate Distribution Amount                                                     $     13,431,273.07
                                                                                                    -------------------

       (a)    Interest                                                    $      3,329,436.85
                                                                            ------------------
       (b)    Principal                                                   $     10,101,836.22
                                                                            ------------------

     8 Class A Certificate Principal Balance                                                       $    315,254,432.31
                                                                                                    -------------------

The Loans

     9 Pool Scheduled Principal Balance                                                            $    318,335,892.42
                                                                                                    -------------------

    10 Loans Delinquent:

       (a)  30 - 59 days                   3,883,545.38          195
                                   ----------------------    ---------
       (b)  60 - 89 days                   1,626,560.73           77
                                   ----------------------    ---------
       (c)  90 or more day                 2,620,760.00          116
                                   ----------------------    ---------

    11 Principal Balance of Defaulted Loans                                                        $        748,957.51
                                                                                                    -------------------

    12 Principal Balance of Loans with Extensions                                                  $         22,187.90
                                                                                                    -------------------

    13 Number of Liquidated Loans and Net Liquidation Loss                                  1      $          1,128.36
                                                                                            -       -------------------

    14 Number of Loans Remaining                                                                                13,757
                                                                                                    -------------------

Class R Certificate:

    15 Reimbursement of Class R Certificateholder expenses                                         $              0.00
                                                                                                    -------------------

    16 Class R Distribution Amount, if any                                                         $              0.00
                                                                                                    -------------------

   Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.

                                                                          [LOGO]
                                                                      Conseco(R)

                                             MESA 2002-1 GLOBAL ISSUANCE COMPANY
                                             MONTHLY REPORT:          March 2002
                                               Payment Date:           4/18/2002
                                                      Cusip:      59066R AA5 AB3
                                                                 AC1 AD9 AE7 AF4

                                 Revised 4/11/02

Amount Available                                                                                   $     13,431,273.07
                                                                                                    -------------------

     1 Indenture Trustee Fee   (.010%)                                                             $          2,738.55
                                                                                                    -------------------

     2 Premium   (.20%)                                                                    **      $         19,127.76
                                                                                                    -------------------

     3 Yield Maintenance Amount                                                                    $        104,000.00
                                                                                                    -------------------

     4 (a) WAC                                                                                                12.68372%
                                                                                                    -------------------
       (b) Net Wac Cap Rate                                                                                   13.06348%
                                                                                                    -------------------
       (c) Adjusted Net WAC Cap Rate                                                                           8.64040%
                                                                                                    -------------------
Class A Interest

     5 (a) Class A Interest Rate (a floating rate per annum equal to the lessor of (a) LIBOR plus the class A Margin, or
           the adjusted net Wac Cap Rate, but in no case more than
           12% per annum)                                                             2.25000%
                                                                                      --------
       (b) Class A Current Interest Amount                                                         $        436,260.24
                                                                                                    -------------------
       (c) Unpaid Class A Interest Carry Forward                                                   $              0.00
                                                                                                    -------------------
       (d) Class A Interest Paid                                                                   $        436,260.24
                                                                                                    -------------------
       (e) Class A Interest Carry Forward                                                          $              0.00
                                                                                                    -------------------
       (f) Per $1000 Original                                                                               1.80717152
                                                                                                            ----------

Class A-IO Interest

       Based on notional balances as follows: 3/15/02 thru 8/15/02= $110,400,000;
       9/15/02 thru 2/15/03=$96,000,000; 3/15/03 thru 8/15/03=82,800,000; 9/15/03 thru
       2/15/04=55,900,000; 3/15/04 thru 8/15/04=$35,700,000; and zero thereafter.
     6 (a) Class A-IO Interest Rate                                                     5.000%
                                                                                        ------
       (b) Unpaid Class A-IO Interest Carry Forward                                                $              0.00
                                                                                                    -------------------
       (c) Class A-IO interest Paid                                                                $        460,000.00
                                                                                                    -------------------
       (d) Class A-IO Interest Carry Forward                                                       $              0.00
                                                                                                    -------------------
       (e) Per $1000 Original                                                                               4.16666667
                                                                                                            ----------

Note Insurer

     7 Reimbursement of Claims to Note Insurer                                                     $              0.00
                                                                                                    -------------------

Class M-1 Interest

     8 (a) Class M-1 Interest Rate (a floating rate per annum equal to the lessor of (a) Libor Rate plus the Class M-1 Margin, or
           (b) the Adjusted Net WAC Cap Rate, but in no case more than
           14.00% per annum)                                                          4.15000%
                                                                                      --------
       (b) Class M-1 Current Interest Amount                                                       $        135,564.94
                                                                                                    -------------------
       (c) Class M-1 Interest Paid                                                                 $        135,564.94
                                                                                                    -------------------
       (d) Class M-1 Interest Carry Forward                                                        $              0.00
                                                                                                    -------------------
       (e) Per $1000 Original                                                                               3.57361118
                                                                                                            ----------

                                                                          [LOGO]
                                                                      Conseco(R)

                                             MESA 2002-1 GLOBAL ISSUANCE COMPANY
                                             MONTHLY REPORT:          March 2002
                                               Payment Date:           4/18/2002
                                                      Cusip:      59066R AA5 AB3
                                                                 AC1 AD9 AE7 AF4

                                                                          Page 2

Class M-2

     9 (a) Class M-2 Interest Rate (a floating rate per annum equal to the lessor of (a) Libor Rate plus the Class M-2 Margin, or
           (b) the Adjusted Net WAC Cap Rate, but in no case more than
           14.00% per annum)                                                          5.15000%
                                                                                      --------
       (b) Class M-2 Current Interest Amount                                                       $        137,644.91
                                                                                                    -------------------
       (c) Class M-2 Interest Paid                                                                 $        137,644.91
                                                                                                    -------------------
       (d) Class M-2 Interest Carry Forward                                                        $              0.00
                                                                                                    -------------------
       (e) Per $1000 Original                                                                               4.43472228
                                                                                                            -----------

Class B

    10 (a) Class B-1 Interest Rate (a floating rate per annum equal to the lessor of (a) Libor Rate plus the Class B-1 Margin, or
           (b) the Adjusted Net WAC Cap Rate, but in no case more than
           14.00% per annum)                                                          5.15000%
                                                                                      --------
       (b) Class B-1 Current Interest Amount                                                       $        107,054.19
                                                                                                    -------------------
       (c) Class B-1 Interest Paid                                                                 $        107,054.19
                                                                                                    -------------------
       (d) Class B-1 Interest Carryover Shortfall                                                  $              0.00
                                                                                                    -------------------
       (e) Per $1000 Original                                                                               4.43472204
                                                                                                            -----------

    11 (a) Class B-2 Interest Rate (a floating rate per annum equal to the lessor of (a) Libor Rate plus the Class B-2 Margin, or
           (b) the Adjusted Net WAC Cap Rate, but in no case more than
           14.00% per annum)                                                          5.15000%
                                                                                      --------
       (b) Class B-2 Current Interest Amount                                                       $         45,881.64
                                                                                                    -------------------
       (c) Class B-2 Interest Paid                                                                 $         45,881.64
                                                                                                    -------------------
       (d) Class B-2 Interest Carryover Shortfall                                                  $              0.00
                                                                                                    -------------------
       (e) Per $1000 Original                                                                               4.43472260
                                                                                                            -----------

Note Insurer

    12 Reimbursement of Claims to Note Insurer not reimbursed in Item 6 above                      $              0.00
                                                                                                    -------------------

Class A Principal

    13 Class A Principal                                                                           $     10,289,685.08
                                                                                                    -------------------
       (a) Per $1000 Original                                                                              42.62415890

    14 Class A Principal Balance (after distribution of Principal on
       current payment date                                                                        $    214,876,892.42
                                                                                                    -------------------
       (a) Class A Balance Factor                                                                           0.89010954

Note Insurer

    15 Note Insurer payment for amounts owed under Insurance Agreement and
       not paid on a Prior Payment Date or pursuant to Item 6 above                                $              0.00
                                                                                                    -------------------

                                                                          [LOGO]
                                                                      Conseco(R)

                                             MESA 2002-1 GLOBAL ISSUANCE COMPANY
                                             MONTHLY REPORT:          March 2002
                                               Payment Date:           4/18/2002
                                                      Cusip:      59066R AA5 AB3
                                                                 AC1 AD9 AE7 AF4

Class M-1 Principal

    16 Remaining Principal Funds                                                                   $              0.00
                                                                                                    -------------------

    17 Class M-1 Principal                                                                         $              0.00
                                                                                                    -------------------
       (a) Per $1000 Original                                                                               0.00000000
                                                                                                            -----------

    18 Class M-1 Principal Balance (after distribution of Principal on
       current payment date                                                                        $     37,935,000.00
                                                                                                    -------------------
       (a) Class M-1 Balance Factor                                                                         1.00000000
                                                                                                            -----------

Class M-2 Principal

    19 Remaining Principal Funds                                                                   $              0.00
                                                                                                    -------------------

    20 Class M-2 Principal                                                                         $              0.00
                                                                                                    -------------------
       (a) Per $1000 Original                                                                               0.00000000
                                                                                                            -----------

    21 Class M-2 Principal Balance (after distribution of Principal on
       current payment date                                                                        $     31,038,000.00
                                                                                                    -------------------
       (a) Class M-2 Balance Factor                                                                         1.00000000
                                                                                                            -----------

Class B-1 Principal

    22 Remaining Principal Funds                                                                   $              0.00
                                                                                                    -------------------

    23 Class B-1 Principal                                                                         $              0.00
                                                                                                    -------------------
       (a) Per $1000 Original                                                                               0.00000000
                                                                                                            -----------

    24 Class B-1 Principal Balance (after distribution of Principal on
       current payment date                                                                        $     24,140,000.00
                                                                                                    -------------------
       (a) Class B-1 Balance Factor                                                                         1.00000000
                                                                                                            -----------

Class B-2 Principal

    25 Remaining Principal Funds                                                                   $              0.00
                                                                                                    -------------------

    26 Class B-2 Principal                                                                         $              0.00
                                                                                                    -------------------
       (a) Per $1000 Original                                                                               0.00000000

    27 Class B-2 Principal Balance (after distribution of Principal on
       current payment date                                                                        $     10,346,000.00
                                                                                                    -------------------
       (a) Class B-2 Balance Factor                                                                         1.00000000
                                                                                                            -----------

                                                                          [LOGO]
                                                                      Conseco(R)

                                             MESA 2002-1 GLOBAL ISSUANCE COMPANY
                                              MONTHLY REPORT:         March 2002
                                                Payment Date:          4/18/2002
                                                       Cusip:     59066R AA5 AB3
                                                                 AC1 AD9 AE7 AF4

Excess Cash Flow

    28 Unpaid Class M-1 Interest Carry Forward                                                     $              0.00
                                                                                                    -------------------

    29 (a) Class M-1 Allocated Realized Loss Interest Amount                                       $              0.00
                                                                                                    -------------------
       (b) Unpaid Class M-1 Realized Loss Interest Amount                                          $              0.00
                                                                                                    -------------------
       (c) unpaid Class M-1 Realized Loss Amount                                                   $              0.00
                                                                                                    -------------------

    30 Unpaid Class M-2 Interest Carry Forward                                                     $              0.00
                                                                                                    -------------------

    31 (a) Class M-2 Allocated Realized Loss Interest Amount                                       $              0.00
                                                                                                    -------------------
       (b) Unpaid Class M-2 Realized Loss Interes Amount                                           $              0.00
                                                                                                    -------------------
       (c) unpaid Class M-2 Realized Loss Amount                                                   $              0.00
                                                                                                    ------------------

    32 Unpaid Class B-1 Interest Carry Forward                                                     $              0.00
                                                                                                    -------------------

    33 (a) Class B-1 Allocated Realized Loss Interest Amount                                       $              0.00
                                                                                                    -------------------
       (b) Unpaid Class B-1 Realized Loss Interes Amount                                           $              0.00
                                                                                                    -------------------
       (c) unpaid Class B-1 Realized Loss Amount                                                   $              0.00
                                                                                                    -------------------

    34 Unpaid Class B-2 Interest Carry Forward                                                     $              0.00
                                                                                                    -------------------

    35 (a) Class B-2 Allocated Realized Loss Interest Amount                                       $              0.00
                                                                                                    -------------------
       (b) Unpaid Class B-2 Realized Loss Interes Amount                                           $              0.00
                                                                                                    -------------------
       (c) unpaid Class B-2 Realized Loss Amount                                                   $              0.00
                                                                                                    -------------------

    36 (a) Class A Risk Carryover Shortfall                                                        $              0.00
                                                                                                    -------------------
       (b) Unpaid Class A Basis Risk Carryover Shortfall                                           $              0.00
                                                                                                    -------------------

    37 (a) Class M-1A Risk Carryover Shortfall                                                     $              0.00
                                                                                                    -------------------
       (b) Unpaid Class M-1A Basis Risk Carryover Shortfall                                        $              0.00
                                                                                                    -------------------

    38 (a) Class M-2A Risk Carryover Shortfall                                                     $              0.00
                                                                                                    -------------------
       (b) Unpaid Class M-2A Basis Risk Carryover Shortfall                                        $              0.00
                                                                                                    -------------------

    39 (a) Class B-1 Risk Carryover Shortfall                                                      $              0.00
                                                                                                    -------------------
       (b) Unpaid Class B-1 Basis Risk Carryover Shortfall                                         $              0.00
                                                                                                    -------------------

    40 (a) Class B-2 Risk Carryover Shortfall                                                      $              0.00
                                                                                                    -------------------
       (b) Unpaid Class B-2 Basis Risk Carryover Shortfall                                         $              0.00
                                                                                                    -------------------

                                                                          [LOGO]
                                                                      Conseco(R)

                                             MESA 2002-1 GLOBAL ISSUANCE COMPANY
                                              MONTHLY REPORT:         March 2002
                                                Payment Date:          4/18/2002
                                                       Cusip:     59066R AA5 AB3
                                                                 AC1 AD9 AE7 AF4

    41 Additional Principal

       (a) Class A Notes Additional Principal                                              **      $      1,693,315.76
                                                                                                    -------------------
       (b) Class A Principal Balance                                                       **      $    213,183,576.66
                                                                                                    -------------------
       (c) Per $1000 original                                                              **               7.01441876
                                                                                                           ------------
       (d) Class M-1 Notes Additional Principal                                                    $              0.00
                                                                                                    -------------------
       (e) Class M-1 Principal Balance                                                             $     37,935,000.00
                                                                                                    -------------------
       (f) Per $1000 original                                                                               0.00000000
                                                                                                            -----------
       (g) Class M-2 Notes Additional Principal                                                    $              0.00
                                                                                                    -------------------
       (h) Class M-2 Principal Balance                                                             $     31,038,000.00
                                                                                                    -------------------
       (i) Per $1000 original                                                                               0.00000000
                                                                                                            -----------
       (j) Class B-1 Notes Additional Principal                                                    $              0.00
                                                                                                    -------------------
       (k) Class B-1 Principal Balance                                                             $     24,140,000.00
                                                                                                    -------------------
       (l) Per $1000 original                                                                               0.00000000
                                                                                                            -----------
       (m) Class B-1 Notes Additional Principal                                                    $              0.00
                                                                                                    -------------------
       (n) Class B-1 Principal Balance                                                             $     10,346,000.00
                                                                                                    -------------------
       (o) Per $1000 original                                                                               0.00000000
                                                                                                            -----------

    42 Preference Shares

       (a) Remaining Excess Cash Flow                                                              $              0.00
                                                                                                    -------------------
       (b) Spread Holiday Payment                                                                  $              0.00
                                                                                                    -------------------
    43 Pool Scheduled Principal Balance                                                            $    318,335,892.42
                                                                                                    -------------------
       (a) Pool Factor                                                                                      0.92307661
                                                                                                            -----------

    44 Pool Certificate Principal Balance                                                  **      $    316,642,576.66
                                                                                                    -------------------
       Overcollateralization Increase amount                                               **      $      1,693,315.76
                                                                                                    -------------------
       Aggregate Overcollateralization amount                                              **      $      1,693,315.76
                                                                                                    -------------------

    45 Loans delinquent by number and aggregate Scheduled Principal Balance

       (a) 30-59 days                3,883,545.38           195
                               --------------------      ----------
       (b) 60-89 days                1,626,560.73            77
                               --------------------      ----------
       (c) 90 or more days           2,620,760.00           116
                               --------------------      ----------

    46 Defaulted Loans, by number and Scheduled Principal Balance

       (a) That were Defaulted Loans during the related Due Period                         15               441,599.43
                                                                                           --       -------------------
       (b) That became Defaulted Loans during related Due Period                           10               318,089.59
                                                                                           --       -------------------
       (c) As of last day of related Due Period                                            24               748,957.51
                                                                                           --       -------------------
       (d) That became Liquidated Loans during related Due Period                           1                10,031.71
                                                                                            -       -------------------
       (e) Net Liquidation Losses                                                           1                 1,128.36
                                                                                            -       -------------------
       (f) In Foreclosure                                                                  23               735,372.97
                                                                                           --       -------------------
       (g) Foreclosure completed during related Due Period                                  0                     0.00
                                                                                            -       -------------------
       (h) Foreclosed upon and held by Servicer                                             1                13,584.54
                                                                                            -       -------------------

    48 (a) Class B-2 Basis Risk Carryover Shortfall                                                $              0.00
                                                                                                    -------------------
       (b) Unpaid Class B-2 Basis Risk Carryover Shortfall                                         $              0.00
                                                                                                    -------------------

                                                                          [LOGO]
                                                                      Conseco(R)

                                             MESA 2002-1 GLOBAL ISSUANCE COMPANY
                                              MONTHLY REPORT:         March 2002
                                                Payment Date:          4/18/2002
                                                       Cusip:     59066R AA5 AB3
                                                                 AC1 AD9 AE7 AF4

TRIGGER EVENT                                                             Page 6

A Trigger Event, with respect to any Payment Date after the stepdown date, exists if the Cumulative Realized Losses as of such Payment Date are greater than 8.00% between March 15, 2005 and February 15, 2006; 10.00% between March 15, 2006 and February 15, 2007; and 12% on or after March 15, 2007.

       OR

if the three month rolling average of the Home Loans that are 60 days or more delinquent is greater than 17.5% of the Senior Enhancement Percentage

    49 Average Sixty-Day Delinqunecy Ratio Test
       (a) Sixty-Day Delinquency ratio for current payment date                                                   1.57%
                                                                                                    -------------------
       (b) Average Sixty-Day Delinquency Ratio Test ( Arithmetic average of                                       1.37%
                                                                                                    -------------------
           ratios for this month and preceding 2 months)
       (c) 17.5% of Senior Enhancement Percentage                                                           5.50940835%
                                                                                                    -------------------

    50 Cumulative Realized Loss Ratio
       (a) As of any Payment Date, Cumulative Realized Losses divided by
           the Cut-off Date Pool Prinicpal Balance                                                                0.00%
                                                                                                    -------------------

    51 Senior Enhancment Percentage                                                                        31.48233342%
                                                                                                    -------------------
       (a) The numerator of which is the excess of (i) the Pool Principal
           Balance as of the last day of the prior payment day over (ii) the class Principal Balance of the Class A immediately prior to such
           payment                                                                                 $    103,459,000.00
                                                                                                    -------------------
       (b) the denominator of which is the Pool Prinicpal Balance as of the last
           day of the prior payment date                                                           $    328,625,577.50
                                                                                                    -------------------

The Amounts of Principal and interest distributions set out above are expressed as a dollar amount per Note with a 1% Class Percentage Interest or per $1,000 denomination of Note or Certificate

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.


       4/4/02  Mesa 2002-1

       Rptg          Premium             Premium
       Month           Paid              Recalculated
                   Class A & AIO         Class A
       ---------------------------------------------------
        Feb-02             58634.17               40237.17

       Available Credit                         (18,400.00)
       Premium for 4/18/02                       37,527.76
                                         -----------------

       Premium paid for 4/18/02                   19127.76
                                         =================


       Premium was calculated using the Beginning certificate balance of the Class A and Class A-IO for the 3/18/02 distribution date. The premium should be calculated based on the Class A Certificate only. The $18400 represents the overpayment of the premium. Credit taken for the 4/18/02 distribution date.